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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the use in this Registration Statement on Form F-4 or our reports dated March 22, 2004 and November 28, 2003 relating to the financial statements of Ship Finance International Limited, which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers DA

PricewaterhouseCoopers DA
Oslo, Norway
May 13, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS